UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2015
Date of Report (Date of earliest event reported)

ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600
Dallas, Texas 75225
(Address of principal executive offices) (zip code)
(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 11, 2015, Energy Transfer Partners, L.P. (NYSE: ETP) provided notice to the participants in its distribution reinvestment plan (the “Plan”) that it has changed the discount at which participants may purchase ETP common units through the Plan from 5% to 1%, effective for the distributions payable in respect of the fourth quarter of 2015 and future quarters. The method for calculating the applicable market price for such purchases of ETP common units is described in the Plan prospectus, which forms a part of ETP’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on November 20, 2015. The Plan prospectus is also available on ETP’s website at www.energytransfer.com under Investor Relations.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Letter to participants in the Energy Transfer Partners, L.P. distribution reinvestment plan dated as of December 11, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By: Energy Transfer Partners GP, L.P., its general partner

By: Energy Transfer Partners, L.L.C., its general partner

Date: December 11, 2015	/s/ Thomas E. Long Thomas E. Long Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to participants in the Energy Transfer Partners, L.P. distribution reinvestment plan dated as of December 11, 2015.